UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2025

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 18, 2025, Radian Group Inc., a Delaware corporation (the “Company”), and Radian US Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Radian US”), entered into a share purchase deed (the “Share Purchase Deed”) with the A Share Sellers (as defined therein), the B Share Management Sellers (as defined therein) and the Zedra Trust Company (Guernsey) Limited, a company incorporated in Guernsey, acting in its capacity as trustee of the employee benefit trust and nominee for each B Share Management Seller (together with the B Share Management Sellers and the A Share Sellers, the “Sellers”) pursuant to which Radian US has agreed to acquire all of the shares of Inigo Limited, a limited liability company incorporated in England and Wales (“Inigo” and together with its subsidiaries “Inigo Group”), from the Sellers (collectively, the “Shares”) for aggregate consideration of $1.7 billion (the “Purchase Price”), subject to certain adjustments described in the paragraph below.

The Purchase Price will be subject to adjustment based on the tangible net asset value (as defined in the Share Purchase Deed) in respect of the Inigo Group as of the month-end preceding satisfaction of all closing conditions (or if closing conditions are satisfied after the fifteenth business day of a calendar month, as of the month-end immediately following satisfaction of all closing conditions) (the “Measurement Date”). If the tangible net asset value in respect of the Inigo Group is in the aggregate less than $1.033 billion as of the Measurement Date, Radian US may, in its sole discretion, pay a Purchase Price of $1.65 billion or terminate the Share Purchase Deed. If the tangible net asset value in respect of the Inigo Group is in the aggregate less than $1.083 billion but equal to or greater than $1.033 billion as of the Measurement Date, the Purchase Price will be reduced, on a dollar-for-dollar basis, in an amount equal to the difference between such tangible net asset value and $1.083 billion. If the tangible net asset value in respect of the Inigo Group is in the aggregate equal to or less than $1.183 billion as of the Measurement Date, but equal to or greater than $1.083 billion, there will be no adjustment to the Purchase Price. If the tangible net asset value in respect of the Inigo Group is in the aggregate greater than $1.183 billion as of the Measurement Date, the A Share Sellers will be entitled to a cash dividend payable out of Inigo’s cash assets in an amount equal to the difference between $1.183 billion and the tangible net asset value, and Radian US will pay a Purchase Price of $1.7 billion. If the Purchase Price (inclusive of any other adjustments to the Purchase Price in accordance with the Share Purchase Deed) plus any amount of Consideration WHT (as defined in the Share Purchase Deed) payable by Radian US exceeds $1.7 billion, Radian US will be entitled to terminate the Share Purchase Deed at any time prior to the closing of the sale and purchase of the Shares in accordance with the Share Purchase Deed (the “Closing”).

To align interests with the Company going forward, certain of the B Share Management Sellers have agreed to be issued shares of the Company’s common stock in lieu of cash as part of the consideration they receive (between 15% and 25% of their total gross consideration, which number of shares in the aggregate the Company anticipates will constitute less than 1% of the Company’s outstanding common stock) at the Closing. In addition to the Purchase Price, the Company has agreed to fund an employee cash retention pool of $25 million at the Closing to be allocated among the B Share Management Sellers and earned over a two-year period.

The obligations of the parties to consummate the transactions contemplated by the Share Purchase Deed and the other transaction documents (the “Transactions”) are subject to the satisfaction of certain closing conditions, including that Radian US obtain the following: (i) the UK Prudential Regulation Authority, following consultation with the UK Financial Conduct Authority, having approved, or being treated as having approved, Radian US to acquire control of Inigo Managing Agent Limited, a limited liability company incorporated in England and Wales (the “Managing Agent”), a subsidiary of Inigo; (ii) the Society and Corporation of Lloyd’s having approved or given notice that it has no objection to Radian US’ acquisition of control of the Managing Agent and of Inigo Corporate Member Limited, a limited liability company incorporated in England and Wales (the “Corporate Member”), a subsidiary of Inigo; and (iii) the Texas Department of Insurance providing its approval or non-disapproval in relation to the acquisition of control of Motion Specialty, Inc., a Delaware corporation in which Inigo holds a minority interest.

In addition to the regulatory approvals described above, the consummation of the Transactions will be subject to the Sellers having delivered to Radian US a letter from the facility agent under the letter of credit facility agreement dated November 3, 2021 among others, Inigo (as guarantor), the Corporate Member (as borrower), Barclays Bank PLC (as agent) and Barclays Bank PLC (as security agent) (the “L/C Facility Agreement”), which letters of credit are used to satisfy a portion of the Inigo Group’s capital requirements, pursuant to which the facility agent waives, on behalf of each lender under the L/C Facility Agreement, their respective rights under the change of control clause of the L/C Facility Agreement that would otherwise arise as a result of the sale and purchase of the Shares in accordance with the Share Purchase Deed.

The Closing will take place on the first business day of the next month immediately following the Completion Statement Date (as defined in the Share Purchase Deed) or such later date as may be agreed between the parties in writing, provided that in no event will the Closing take place prior to January 1, 2026.

Pursuant to the terms of the Share Purchase Deed, on September 18, 2025, Radian US also entered into a Warranty Deed with the Management Warrantors (as defined therein) relating to the Transactions (the “Warranty Deed”), pursuant to which the Management Warrantors provide certain warranties and covenants to Radian US customary for transactions of this type, including with respect to: (i) solvency; (ii) books and records; (iii) accounts and financial information; (iv) financial obligations; (v) assets; (vi) commercial agreements and arrangements; and (vii) obligations to pay certain taxes. In connection with the Warranty Deed, the Company has secured a customary warranty and indemnity insurance policy from a third-party insurer.

The Company will guarantee Radian US’s consideration payment and other obligations under the Share Purchase Deed. In the Share Purchase Deed, the Company and Radian US undertake that they will take all actions to ensure availability of necessary cash resources enabling Radian US to make all consideration payments under the Share Purchase Deed at the Closing, and Radian US warrants that at the Closing it will have, subject only to the Closing taking place, the necessary funds to meet its obligations under the Share Purchase Deed. Among other things, the Company plans to pay a portion of the cash consideration for the Transactions with proceeds of a borrowing to be made by the Company from Radian Guaranty Inc., its wholly-owned subsidiary (“RGI”), pursuant to a $600 million note (the “Intercompany Note”) that has been approved by the Pennsylvania Insurance Department (the “Department”). The Intercompany Note, which is planned to be entered into on or before the Closing, will have a ten-year term and bear interest at a rate of 6.50% per annum. As a condition to receiving approval of the Department, the Company has agreed to provide certain enhanced reporting to the Department while the Intercompany Note is outstanding and to prepay the Intercompany Note prior to maturity, in whole or in part, if RGI needs additional liquidity to meet its policyholder obligations. Additionally, RGI will be required to comply with certain conditions while the Intercompany Note is outstanding, including, most notably, obtaining prior approval from the Department for all dividends paid by RGI for a period of three years (which the Company may request to be reduced or the Department may, in certain circumstances, extend for up to five years) and maintaining a minimum policyholders’ surplus of $500 million, among other conditions. In addition to the proceeds of the Intercompany Note, the Company may use borrowings under its revolving credit facility, as well as cash or liquid investments on its balance sheet, or the Company may obtain other sources of financing or use other available funding, to pay a portion of the cash consideration for the Transactions.

The foregoing does not constitute a complete summary of the terms of the Share Purchase Deed, the Warranty Deed or the Transactions, and is qualified in its entirety by reference to the complete text of the Share Purchase Deed and the Warranty Deed, which are filed as Exhibits 2.1 and 2.2, respectively and, are incorporated herein by reference.

The Share Purchase Deed and the Warranty Deed are being filed to provide investors with information regarding the terms of these agreements, but they are not intended to provide any other factual information about the Company, Radian US or Inigo. In particular, warranties contained in the Share Purchase Deed and the Warranty Deed were made only for the purposes of those agreements as of specific dates, may have been qualified by confidential disclosures, and employ a contractual standard of materiality different from those generally applicable to disclosures made to stockholders, among other limitations. The warranties were made for purposes of allocating contractual risk between the parties and investors are not third-party beneficiaries of the agreements and should not rely upon the warranties as disclosure of factual information relating to the Company, Radian US or Inigo, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties may change after the date of the Share Purchase Deed and the Warranty Deed, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company does not believe that schedules or disclosure letters omitted from this filing contain information that is material to the Company’s stockholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2025, the board of directors of the Company (the “Board”) approved an amendment to the Company’s Fourth Amended and Restated By-laws (the “Amended and Restated By-laws”), effective September 17, 2025. The Amended and Restated By-laws add a forum selection by-law that provides that the Court of Chancery of the State of Delaware is the sole and exclusive forum (or, if no such state court has jurisdiction, the federal district court for the District of Delaware) for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim of breach of any duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders, (iii) action asserting a claim against the Company or any current or former director, officer, stockholder, employee or agent of the Company arising out of or relating to any provision of the Delaware General Corporation Law (“GCL”) or the Company’s certificate of incorporation or by-laws (each, as in effect from time to time), (iv) action asserting a claim against the Company or any current or former director, officer, stockholder, employee or agent of the Company governed by the internal affairs doctrine of the State of Delaware or (v) other action asserting an internal corporate claim, as defined in Section 115 of the GCL. The forum selection by-law further provides that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Amended and Restated By-laws is only a summary of the principal features of the revisions made to the Amended and Restated By-laws, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 and a marked copy of which showing the amendments is filed as Exhibit 3.2, each of which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2025, the Company issued a press release and posted on its Investor Relations website an investor presentation related to the Transactions and the plans described below in Item 8.01. A copy of the press release and a copy of the investor presentation are furnished and attached as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On September 18, 2025, the Company announced that, following a review of the Company’s strategic direction and current business portfolio, the Board has approved a plan to divest the Company’s mortgage conduit, title and real estate services businesses (the “All Other Businesses”). An active program is underway to identify buyers for these businesses, which is expected to be completed within one year. The Company is in the process of engaging financial advisors to assist with the planned divestitures. As a result of actions taken related to the planned divestitures, the Company expects to report these businesses as held-for-sale and to reflect their results as discontinued operations in its financial statements, through the period of their divestiture, beginning with the period ended, and as of, September 30, 2025.

Cautionary Note Regarding Forward-Looking Statements

All statements in this Current Report on Form 8-K, or related oral statements made by management or other representatives of the Company, that address events, developments or results that the Company expects or anticipates may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the U.S. Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “pursue,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “strategy,” “future,” “likely” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, statements regarding the expected completion, financing and timing of the Transactions, statements regarding the expected impact of the Transactions on the Company’s earnings, return on equity, revenue and debt-to-capital ratio, as well as its deployment of capital, statements regarding the planned divestitures of certain businesses, including their expected completion, timing and reporting, and other statements and information related to the Transactions and the planned divestitures, are made on the basis of management’s current views and assumptions with respect to future events. These statements speak only as of the date they were made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company operates in a changing environment where new risks emerge from time to time and it is not possible to predict all risks that may affect the Company. The forward-looking statements are not guarantees of future performance, and the forward-looking statements, as well as the Company’s prospects as a whole, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include:

•

risks associated with the Transactions, including: (a) the parties’ ability to complete the Transactions, on the anticipated timeline or at all, including uncertainty related to securing the necessary regulatory approvals without a burdensome remedy; (b) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Deed; (c) risks related to diverting the attention of either party’s management from ongoing business operations; (d) the possibility that the anticipated benefits of the Transactions are not realized when expected, or at all; (e) significant unknown or inestimable liabilities associated with Inigo; (f) risks related to the uncertainty of expected future financial performance and results of Inigo and its businesses following completion of the Transactions; (g) risks related to the availability of sufficient cash resources to make the consideration payment under the Share Purchase Deed or Radian’s ability to raise new funds; (h) risks related to limitations and compliance with the Intercompany Note; and (i) risks associated with the Company’s ability to successfully execute on its strategic shift to become a multi-line insurer; and

•

risks associated with the Company’s decision to divest the All Other Businesses, including: (a) the ability to complete any or all of the divestiture transactions, on the anticipated timeline or at all, including risks and uncertainties related to securing necessary regulatory and third-party approvals and consents; (b) any impact of the decision to divest the All Other Businesses on the Company’s ability to attract, hire, and retain key and highly skilled personnel; (c) any disruption of current plans and operations caused by the announcement of the decision to divest the All Other Businesses, making it more difficult to conduct business as usual or maintain relationships with current or future service providers, customers, employees, vendors and financing sources; and (d) the terms, timing, structure, benefits and costs of any divestiture transaction for each of the All Other Businesses.

For more information regarding these risks and uncertainties as well as certain additional risks that the Company faces, you should refer to “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and to subsequent reports and registration statements filed from time to time with the U.S. Securities and Exchange Commission. The Company cautions you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this Current Report on Form 8-K has been filed. The Company does not intend to, and disclaims any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Share Purchase Deed, dated September 18, 2025, by and among Radian US Holdings Inc., Radian Group, Inc., the A Share Sellers, the B Share Management Sellers and the Zedra Trust Company (Guernsey) Limited

2.2*	Warranty Deed, dated September 18, 2025, by and among Radian US Holdings Inc. and the Management Warrantors

3.1	Fourth Amended and Restated By-laws of Radian Group, Inc., effective September 17, 2025

3.2	Fourth Amended and Restated By-laws of Radian Group, Inc., marked to show amendments, effective September 17, 2025

99.1	Radian Group Inc. Press Release, dated September 18, 2025

99.2	Radian Group Inc. Investor Presentation, dated September 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: September 18, 2025

	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel